PrestigeBrands


Clear eyes
Efferdent
Chloraseptic
Compound W Freeze Off
PediaCare
Dramamine

Review of Third Quarter Results

Matt Mannelly, President & CEO
Ron Lombardi, CFO

February 9, 2011

Safe Harbor Disclosure

During this call statements may be made by management of their beliefs and expectations as to the Company's future operating results. Statements of management's expectations of what might occur with respect to future operating results are what is known as forward-looking statements. All forward-looking statements involve risks and uncertainties, which in many cases are beyond the control of the Company and may cause actual results to differ materially from management's expectations. Additional information concerning the factors that might cause actual results to differ from management's expectations is contained in the Company's annual and quarterly reports that it files with the US Securities & Exchange Commission.



PrestigeBrands

Q3 Key Business Highlights

- ✓ Strong overall revenue growth in Q3 driven by BOTH core OTC and Blacksmith acquisition in addition to continued strong free cash flow.
- ✓ Growth strategy for core OTC franchise is underway
  - Increased investment in A&P and new product strategy driving revenue growth
  - Core OTC consumption growth of 26.5% in Q3; significantly exceeding category (1.0%)
- ✓ Focused M&A strategy yielding results and playing expected role
  - Successfully integrating Blacksmith Brands
  - Announced acquisition of Dramamine®, a number one OTC brand
- ✓ Profitability impacted by appropriate strategic investment in core brands and costs relating to Blacksmith Brands acquisition
- ✓ FY2011 investment and brand-building, positioning business for FY2012 and beyond

Comments exclude the adjustments detailed on page 18



PrestigeBrands

OTC Portfolio with 8 Core Brands Following Blacksmith Transaction

Rank	Brand
#1	Clear eyes®
#2	Chloraseptic®
#3	Compound W® / Wartner®
#4	Little Remedies®
#5	The Doctor's® NightGuard®

Rank	Brand
#1	Clear eyes®
#2	Pedia Care®
#3	Efferdent® / Effergrip®
#4	Chloraseptic®
#5	Compound W® / Wartner®
#6	Luden's®
#7	Little Remedies®
#8	The Doctor's® NightGuard®

6 OTC Brands Greater Than $20 Million Net Sales



PrestigeBrands

Core OTC Business Represents 66% of the Portfolio and 90% of the OTC Segment


PrestigeBrands
Household
OTC
33.7%
66.3%
PrestigeBrands + Blacksmith Brands
Household
OTC
26.3%
73.7%
PrestigeBrands
Household
Other OTC
7.7%
26.3%
66.0%
Core OTC

Note: Net Sales pro forma for Cutex divestiture



Increased A&P Support of Core OTC Franchise Focused on Innovative Campaigns and New Product Launches

Clear Eyes® / Chloraseptic® / Little Remedies®

A&P Strategy

Clear Eyes®



Let
Ben Stein
help find which
Clear Eyes
product
is right
for you.

- Ben Stein advertising
- Digital marketing

Chloraseptic®



- Lozenge TV campaign

Little Remedies®



Little Remedies
SAFETY ZONE

- Print campaign
- Pediatrician marketing

New Products

Clear Eyes®



- Clear Eyes® Complete

Chloraseptic®

Current → New



- Improved ergonomics and brand recognition

Little Remedies®



- Little Colds® Honey Elixir

Q3 Consumption

Legend: Brand / Category



10.5%
2.2%



(1.2%)
(7.1%)



43.1%
(11.6%)



PrestigeBrands

Commitment to Equity Building Brand Support of Acquired Brands

A&P Strategy

PediaCare®



Pedia Care
hello

- National TV campaign (11/15)
- Digital marketing

LUDENS®



Luden's introduces
two delicious new ways to soothe everyday throat irritation.
SAVE $1.00
LUDENS
LUDENS
Luden's. It still works wonders.

- Radio campaign
- Digital marketing
- On-Mountain sampling; FSI's

Efferdent® Effergrip®



Efferdent Plus
Efferdent
Efferdent
Efferdent Plus

- Bonus packs
- FSI's



PrestigeBrands

A&P Spending Behind Core OTC Brands Resulted in...

Core OTC Q3 A&P Spending



FY2010 (% of Net Revenue)
FY2011 (% of Net Revenue)
12.8%
15.0%
NA
33.8%
12.8%
19.8%
PrestigeBrands Core OTC
PrestigeBrands + Core OTC
+
=



PrestigeBrands

...The Core OTC Portfolio Significantly Outperforming the Category...

PrestigeBrands



Brand
Category
PBH Core: 9.3%
Category: (0.5%)
10.5%
2.2%
(1.2%)
(7.1%)
43.1%
(11.6%)
26.6%
8.3%
(10.0%)
19.1%

BLACKSMITH BRANDS



BSB Core: 60.2%
Category: (8.3%)
14.5%
(5.1%)
2.8%
(5.7%)
242.9%
(11.6%)

PrestigeBrands + BLACKSMITH BRANDS



Total Core
PrestigeBrands
Core OTC
26.5%
(1.0%)

Source: Latest 12-week IRI FDMx dollar sales for the period ending December 26, 2010



PrestigeBrands

...with Consumption Trends Accelerating in Recent Periods



PrestigeBrands Core OTC
Prestige Core OTC
Category
6.8%
(0.2%)
L-52 Week
26.5%
(1.0%)
L-12 Week
35.9%
9.1%
L-4 Week



Chloraseptic
Ludens
The Doctor's
Pedia Care
Compound W
Little Remedies
Efferdent
Clear eyes

Source: Latest 12-week IRI FDMx dollar sales for the period ending December 26, 2010



Household Product Segment Maintained Share Despite Soft Category Trends in Q3

Q3 Consumption Trends



Brand
Category
Comet®
Comet
Spic Span®
(2.9%)
(5.5%)
(12.0%)
(0.2%)
(7.8%)
(5.4%)
Abrasive
Non-Abrasive
All Purpose Cleaner

Q3 Consumption Dynamics

- Consumption trends for household cleansers have been soft in Q3
- Comet® cleanser abrasives are out-performing the category
  - Abrasives represent 55% of Prestige's household segment consumption
  - Abrasives gained 1.3% points share in Q3
- Comet sprays were impacted by new competitive introductions supported by promotional activity
- Prestige is pursuing new line extensions and packaging options for FY2012 and gaining incremental channel distribution

Source: IRI FDMx sales for the latest 12-week period ending December 26, 2010



PrestigeBrands

Blacksmith Brands Integration on Track

- ✓ Marketing support and structure 100% integrated
- ✓ Advertising campaigns began in November with POS results showing solid responses
- ✓ Prestige sales force is up to speed and managing brands with brokers/outside sales force while we determine best long term structure
- ✓ Back room integration:
  - Purchasing 100% integrated
  - Warehousing and systems integration scheduled to consolidate by April 1st
- ✓ No disruptions in shipments or receivables during transition
- ✓ Appropriate marketing investment to support long-term sustainable growth



PrestigeBrands

Successful Acquisition of Dramamine® Brand from McNeil-PPC, Inc.

- ✓ On January 6, 2011, Prestige completed the acquisition of the Dramamine® brand in the U.S.
- ✓ Effective purchase price of $62 million including the present value of tax attributes of approximately $14 million
- ✓ Dramamine is the #1 Brand in the OTC motion sickness category with an estimated market share of 32%
  - Dramamine is nearly 3x larger than its closest branded competitor
- ✓ Represents another strategic acquisition in core OTC franchise of an attractive, growing brand
  - Dramamine consumption grew 6.6% (latest 52-week)
- ✓ Company expects to quickly and smoothly integrate Dramamine into the portfolio
  - Straightforward business with three SKUs
- ✓ Acquisition expected to be accretive in FY2012

Dollars in millions
Source: IRI FDMx dollar sales for the period ending December 26, 2010



PrestigeBrands

Continued Focus on Growth of the Core OTC Business with the Dramamine® Acquisition


PrestigeBrands
Household
OTC
33.7%
66.3%


PrestigeBrands +
Household
OTC
26.3%
73.7%


PrestigeBrands +
Household
25.1%
74.9%
9 Core OTC Brands

Clear eyes® Pedia Care® Luden's® Chloraseptic® Dramamine® Little Remedies® Efferdent® Compound W® The Doctor's®

Note: Net Sales pro forma for Cutex divestiture



PrestigeBrands

Introduction to Financial Results

- Strong top-line revenue growth for Prestige's core OTC brands and Blacksmith Brands
- Significant A&P investment behind core OTC brands and Blacksmith Brands acquisition driving revenue growth trends
- Net Income and EPS growth over FY2010 Q3
- Solid Q3 performance includes investments for growth

Comments exclude the adjustments detailed on page 18



PrestigeBrands

Q3 Consolidated Financial Summary

Summary P&L

	Q3 FY2011	Q3 FY2010	% Change
Net Revenue	$ 90.6	$ 73.8	22.7%
Adjusted Gross Profit[(1)]	47.6	39.1	21.6%
% Margin	*52.5%*	*53.0%*	
A&P	13.0	6.0	117.5%
% of Net Revenue	*14.4%*	*8.1%*	
Adjusted G&A[(1)]	8.5	7.3	16.4%
% of Net Revenue	*9.4%*	*9.9%*	
D&A	2.5	2.5	0.5%
% of Net Revenue	*2.8%*	*3.4%*	
Adjusted Operating Income[(1)]	23.5	23.3	0.8%
% Margin	*25.9%*	*31.6%*	
Adjusted Net Income[(1)]	**$ 10.3**	**$ 10.0**	**3.0%**
Adjusted Earnings Per Share[(1)]	$ 0.21	$ 0.20	3.2%
Earnings Per Share - As Reported	$ 0.04	$ 0.21	(79.2%)
Adjusted EBITDA[(1)]	26.0	25.8	0.8%
% Margin	*28.7%*	*35.0%*	

Dollars in millions

(1) Excludes adjustments detailed on page 18

Comments

- Net revenue grew by $16.8 million or 22.7% over year ago, driven primarily by core OTC segment
  - 2.1% Growth excluding Blacksmith Brands
- Significant investment in A&P driving revenue growth to support core OTC franchise and acquired Blacksmith Brands
- G&A increase resulting from Blacksmith Brands acquisition and YTD timing
- Adjusted Net Income increased 3.0% after increased strategic A&P investment



December YTD Consolidated Financial Summary

Summary P&L

	December YTD		
	FY2011	FY2010	% Change
Net Revenue	$ 240.1	$ 222.7	7.8%
Adjusted Gross Profit(1)	128.1	118.5	8.1%
% Margin	*53.3%*	*53.2%*	
A&P	28.8	24.3	18.4%
% of Net Revenue	*12.0%*	*10.9%*	
Adjusted G&A(1)	24.0	26.1	(8.0%)
% of Net Revenue	*10.0%*	*11.7%*	
D&A	7.3	7.4	(0.9%)
% of Net Revenue	*3.1%*	*3.3%*	
Adjusted Operating Income(1)	68.0	60.7	12.0%
% Margin	*28.3%*	*27.3%*	
Adjusted Net Income(1)	**$ 30.9**	**$ 26.3**	**17.6%**
Adjusted Earnings Per Share(1)	$ 0.62	$ 0.53	17.4%
Earnings Per Share - As Reported	$ 0.46	$ 0.58	(20.9%)
Adjusted EBITDA(1)	75.3	68.1	10.6%
% Margin	*31.4%*	*30.6%*	

Dollars in millions

(1) Excludes adjustments detailed on page 18

Comments

- Net revenue grew by $17.5million or 7.8% over year ago, driven primarily by the core OTC segment
  - 1% Growth excluding Blacksmith Brands
- Adjusted G&A savings of $2.1 million from prior year
- Adjusted Operating Income grew by $7.3 million or 12.0%, and an improved Operating Margin of 28.3%
- Strong Adjusted Net Income growth of 17.6%



PrestigeBrands

Q3 Net Income and EPS Reconciliation

	Q3				December YTD			
	Net Income		EPS		Net Income		EPS	
Q3 FY2011 Adjusted for One-time Items	$	10.3	$	0.21	$	30.9	$	0.62
One-time Adjustments								
Incremental Interest Expense to Finance Dramamine®		(0.8)		(0.02)		(0.8)		(0.02)
Inventory Step-up Associated with Blacksmith Purchase Price Allocation		(3.5)		(0.07)		(3.5)		(0.07)
Blacksmith Acquisition Costs								
Transaction Fees & Expenses (M&A, Legal, Other)		(3.4)		(0.07)		(3.4)		(0.07)
Severance		(3.0)		(0.06)		(3.0)		(0.06)
Lease Termination		(0.6)		(0.01)		(0.6)		(0.01)
Tax Impact of One-time Adjustments		3.1		0.06		3.1		0.06
Q3 FY2011 As Reported	$	2.2	$	0.04	$	22.8	$	0.46

Dollars in millions, except per share amounts



PrestigeBrands

Q3 Segment Financial Summary

		Q3		
		OTC(1)	Household Cleaning	Consolidated
Net Revenue	FY2011	$ 67.5	$ 23.1	$ 90.6
	FY2010	46.6	27.3	73.8
	% Change	*44.9%*	*(15.1%)*	*22.7%*
Gross Profit	FY2011 (2)	40.2	7.4	47.6
	% Margin	*59.6%*	*31.9%*	*52.5%*
	FY2010	29.4	9.8	39.1
	% Margin	*63.1%*	*35.9%*	*53.0%*
	% Change	*36.7%*	*(24.6%)*	*21.6%*
A&P Spending	FY2011	11.8	1.2	13.0
	FY2010	5.2	0.9	6.0
	% Change	*129.5%*	*37.7%*	*117.5%*
Contribution	FY2011 (2)	28.3	6.2	34.5
	FY2010	24.2	8.9	33.1
	% Change	*17.0%*	*(30.7%)*	*4.3%*

- OTC segment revenue grew 44.9% with core OTC up 12.3% (excluding Blacksmith) in Q3 behind dedicated A&P support and improving Cough/Cold season versus year ago
- Household revenue down 15.1%; soft consumption, competitive entries, program timing
- Gross margin in line with expectations given Blacksmith acquisition
- A&P increase as previously communicated; Blacksmith Brand acquisition, core OTC investment and timing

Dollars in millions
(1) FY2011 includes Blacksmith Brands
(2) Excludes adjustments detailed on page 18



PrestigeBrands

Continued Strong Cash Flow from Operations

	FY2011			
	Q3		December YTD	
Net Income	$	2.2	$	22.8
Non-cash operating items		3.5		17.6
Working Capital		10.8		17.2
Other		2.3		4.1
Cash Flow from Operations	**$**	**18.8**	**$**	**61.7**

Dollars in millions



PrestigeBrands

Well Positioned Heading into FY2012

- Retail environment showing signs of improvement
- Continued focused A&P support behind core OTC brands
  - Investment to support continued growth for PediaCare®, Little Remedies®, Chloraseptic® and Luden's® in heart of Cough/Cold season
  - Increased A&P support for Clear Eyes® to maintain momentum
- Comet® focused on winning at retail; increased usage occasions
- Working to complete integration of Blacksmith and Dramamine® brands
- Q4: Stepping stone for FY12
  - Revenue growth momentum for core OTC
  - Continued appropriate A&P investment to fuel current and future growth
  - Additional charges associated with Blacksmith and Dramamine acquisitions



PrestigeBrands

Q3 Key Business Summary

- Strong overall revenue growth in Q3 driven by BOTH core OTC and Blacksmith acquisition in addition to continued strong free cash flow.
- Growth strategy for core OTC franchise is underway
  - Increased investment in A&P and new product strategy driving revenue growth
  - Core OTC consumption growth of 26.5% in Q3; significantly exceeding category (1.0%)
- Focused M&A strategy yielding results and playing expected role
  - Successfully integrating Blacksmith Brands
  - Announced acquisition of Dramamine®, a number one OTC brand
- Profitability impacted by appropriate strategic investment in core brands and costs relating to Blacksmith Brands acquisition
- FY2011 investment and brand-building, positioning business for FY2012 and beyond

Comments exclude the adjustments detailed on page 18



PrestigeBrands

PrestigeBrands


Clear eyes
Efferdent
Chloraseptic
Compound W
Freeze Off
Pedia Care
Dramamine
Murine
Comet

PrestigeBrands